UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:   ☐ Preliminary Proxy Statement   ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))   ☐ Definitive Proxy Statement   ☒ Definitive Additional Materials   ☐ Soliciting Material pursuant to §240.14a-12 XCEL ENERGY INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):   ☒ No fee required   ☐ Fee paid previously with preliminary materials   ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 Vote *** 9805-Z7698

Your Vote Counts! XCEL ENERGY INC. 414 NICOLLET MALL MINNEAPOLIS, MN 55401 ATTN: INVESTOR RELATIONS XCEL ENERGY INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET You invested in XCEL ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 11:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/XEL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V04048-P85517 Get informed before you vote View the Annual Report and the Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V04049-P85517 1 Year 1. Election of Directors Nominees: 1c. Bob Frenzel 1a. Megan Burkhart 1d. Netha Johnson 1b. Lynn Casey 1e. Patricia Kampling 1f. George Kehl 1g. Richard O’Brien 1h. Charles Pardee 1i. Christopher Policinski 1j. James Prokopanko 1k. Kim Williams 1l. Daniel Yohannes 2. Approval of Xcel Energy Inc.’s executive compensation in an advisory vote (say on pay vote) 4. Ratification of the appointment of Deloitte & Touche LLP as Xcel Energy Inc.’s independent registered public accounting firm for 2023 For For For For For For For For For For For For For For 3. Approval of the frequency of say on pay votes